SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2007

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

ITEM 2.02.  Results of Operation and Financial Condition

On January 26, 2007, Atlantic BancGroup, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1        Press Release (solely furnished and not filed for purposes of Item 9.01).

Date:   January 26, 2007
Atlantic BancGroup, Inc.
(Registrant)

By:	/s/ Barry W. Chandler
Barry W. Chandler
President and Chief Executive Officer